EXHIBIT 24.1

                               POWER OF ATTORNEY

            WHEREAS, Market Hub Partners Storage, L.L.C., a Delaware limited liability company ("MHP Storage GP"), is the general partner of Market Hub Partners Storage, L.P., a Delaware limited partnership ("MHP Storage"); and

            WHEREAS, Moss Bluff Hub Partners, L.L.C., a Delaware limited liability company ("Moss Bluff GP"), is the general partner of Moss Bluff Hub Partners, L.P., a Delaware limited partnership ("Moss Bluff"); and Egan Hub Partners, L.L.C., a Delaware limited liability company ("Egan GP"), is the general partner of Egan Hub Partners, L.P., a Delaware limited partnership ("Egan"); and

            WHEREAS, MHP Storage and Market Hub Partners Finance, Inc., a Delaware corporation and a wholly owned subsidiary of MHP Storage ("Finance Corp." and, together with MHP Storage, the "Issuers"), together with the Moss Bluff GP, Moss Bluff, Egan GP and Egan, each a direct or indirect wholly owned subsidiary of MHP Storage (together, the "Subsidiary Guarantors"), intend to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-4, including a prospectus, with such amendment or amendments thereto, whether pre-effective or post-effective, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the "Registration Statement") in connection with the registration by the Issuers and the Subsidiary Guarantors of, respectively, (i) 8 1/4% Senior Notes due 2008 (the "Exchange Notes"), which are to be exchanged for certain outstanding 8 1/4% Senior Notes due 2008 (the "Old Notes") pursuant to an exchange offer, and (ii) certain subsidiary guarantees with respect thereto.

            NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of MHP Storage GP, Finance Corp., Moss Bluff GP and Egan GP does hereby appoint David W. Hooker and Anthony J. Clark, and each of them severally, as his true and lawful attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director, officer or both, as the case may be, of MHP Storage GP, Finance Corp., Moss Bluff GP and Egan GP, said Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto. Said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

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
            IN WITNESS WHEREOF, the undersigned has executed this instrument on this 24th day of April, 1998.

                                /s/ DONALD B. RUSSELL
                                Donald B. Russell
                                President and Chief Executive Officer


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
                                POWER OF ATTORNEY

            WHEREAS, Market Hub Partners Storage, L.L.C., a Delaware limited liability company ("MHP Storage GP"), is the general partner of Market Hub Partners Storage, L.P., a Delaware limited partnership ("MHP Storage"); and

            WHEREAS, Moss Bluff Hub Partners, L.L.C., a Delaware limited liability company ("Moss Bluff GP"), is the general partner of Moss Bluff Hub Partners, L.P., a Delaware limited partnership ("Moss Bluff"); and Egan Hub Partners, L.L.C., a Delaware limited liability company ("Egan GP"), is the general partner of Egan Hub Partners, L.P., a Delaware limited partnership ("Egan"); and

            WHEREAS, MHP Storage and Market Hub Partners Finance, Inc., a Delaware corporation and a wholly owned subsidiary of MHP Storage ("Finance Corp." and, together with MHP Storage, the "Issuers"), together with the Moss Bluff GP, Moss Bluff, Egan GP and Egan, each a direct or indirect wholly owned subsidiary of MHP Storage (together, the "Subsidiary Guarantors"), intend to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-4, including a prospectus, with such amendment or amendments thereto, whether pre-effective or post-effective, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the "Registration Statement") in connection with the registration by the Issuers and the Subsidiary Guarantors of, respectively, (i) 8 1/4% Senior Notes due 2008 (the "Exchange Notes"), which are to be exchanged for certain outstanding 8 1/4% Senior Notes due 2008 (the "Old Notes") pursuant to an exchange offer, and (ii) certain subsidiary guarantees with respect thereto.

            NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of MHP Storage GP, Finance Corp., Moss Bluff GP and Egan GP does hereby appoint David W. Hooker and Anthony J. Clark, and each of them severally, as his true and lawful attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director, officer or both, as the case may be, of MHP Storage GP, Finance Corp., Moss Bluff GP and Egan GP, said Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto. Said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.


                                    1 of 2

            IN WITNESS WHEREOF, the undersigned has executed this instrument on this 24th day of April, 1998.

                                /s/DONALD N. FURMAN
                                Donald N. Furman
                                Chairman of the Board and Director


                                    2 of 2

                                POWER OF ATTORNEY

            WHEREAS, Market Hub Partners Storage, L.L.C., a Delaware limited liability company ("MHP Storage GP"), is the general partner of Market Hub Partners Storage, L.P., a Delaware limited partnership ("MHP Storage"); and

            WHEREAS, Moss Bluff Hub Partners, L.L.C., a Delaware limited liability company ("Moss Bluff GP"), is the general partner of Moss Bluff Hub Partners, L.P., a Delaware limited partnership ("Moss Bluff"); and Egan Hub Partners, L.L.C., a Delaware limited liability company ("Egan GP"), is the general partner of Egan Hub Partners, L.P., a Delaware limited partnership ("Egan"); and

            WHEREAS, MHP Storage and Market Hub Partners Finance, Inc., a Delaware corporation and a wholly owned subsidiary of MHP Storage ("Finance Corp." and, together with MHP Storage, the "Issuers"), together with the Moss Bluff GP, Moss Bluff, Egan GP and Egan, each a direct or indirect wholly owned subsidiary of MHP Storage (together, the "Subsidiary Guarantors"), intend to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-4, including a prospectus, with such amendment or amendments thereto, whether pre-effective or post-effective, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the "Registration Statement") in connection with the registration by the Issuers and the Subsidiary Guarantors of, respectively, (i) 8 1/4% Senior Notes due 2008 (the "Exchange Notes"), which are to be exchanged for certain outstanding 8 1/4% Senior Notes due 2008 (the "Old Notes") pursuant to an exchange offer, and (ii) certain subsidiary guarantees with respect thereto.

            NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of MHP Storage GP, Finance Corp., Moss Bluff GP and Egan GP does hereby appoint David W. Hooker and Anthony J. Clark, and each of them severally, as his true and lawful attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director, officer or both, as the case may be, of MHP Storage GP, Finance Corp., Moss Bluff GP and Egan GP, said Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto. Said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

                                    1 of 2

            IN WITNESS WHEREOF, the undersigned has executed this instrument on this 24th day of April, 1998.

                                 /s/ M. SCOTT JONES
                                 M. Scott Jones
                                 Director

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
                               POWER OF ATTORNEY

            WHEREAS, Market Hub Partners Storage, L.L.C., a Delaware limited liability company ("MHP Storage GP"), is the general partner of Market Hub Partners Storage, L.P., a Delaware limited partnership ("MHP Storage"); and

            WHEREAS, Moss Bluff Hub Partners, L.L.C., a Delaware limited liability company ("Moss Bluff GP"), is the general partner of Moss Bluff Hub Partners, L.P., a Delaware limited partnership ("Moss Bluff"); and Egan Hub Partners, L.L.C., a Delaware limited liability company ("Egan GP"), is the general partner of Egan Hub Partners, L.P., a Delaware limited partnership ("Egan"); and

            WHEREAS, MHP Storage and Market Hub Partners Finance, Inc., a Delaware corporation and a wholly owned subsidiary of MHP Storage ("Finance Corp." and, together with MHP Storage, the "Issuers"), together with the Moss Bluff GP, Moss Bluff, Egan GP and Egan, each a direct or indirect wholly owned subsidiary of MHP Storage (together, the "Subsidiary Guarantors"), intend to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-4, including a prospectus, with such amendment or amendments thereto, whether pre-effective or post-effective, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the "Registration Statement") in connection with the registration by the Issuers and the Subsidiary Guarantors of, respectively, (i) 8 1/4% Senior Notes due 2008 (the "Exchange Notes"), which are to be exchanged for certain outstanding 8 1/4% Senior Notes due 2008 (the "Old Notes") pursuant to an exchange offer, and (ii) certain subsidiary guarantees with respect thereto.

            NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of MHP Storage GP, Finance Corp., Moss Bluff GP and Egan GP does hereby appoint David W. Hooker and Anthony J. Clark, and each of them severally, as his true and lawful attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director, officer or both, as the case may be, of MHP Storage GP, Finance Corp., Moss Bluff GP and Egan GP, said Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto. Said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

                                    1 of 2

            IN WITNESS WHEREOF, the undersigned has executed this instrument on this 24th day of April, 1998.

                                 /s/LON C. MITCHELL
                                 Lon C. Mitchell
                                 Director


                                    2 of 2

                               POWER OF ATTORNEY

            WHEREAS, Market Hub Partners Storage, L.L.C., a Delaware limited liability company ("MHP Storage GP"), is the general partner of Market Hub Partners Storage, L.P., a Delaware limited partnership ("MHP Storage"); and

            WHEREAS, Moss Bluff Hub Partners, L.L.C., a Delaware limited liability company ("Moss Bluff GP"), is the general partner of Moss Bluff Hub Partners, L.P., a Delaware limited partnership ("Moss Bluff"); and Egan Hub Partners, L.L.C., a Delaware limited liability company ("Egan GP"), is the general partner of Egan Hub Partners, L.P., a Delaware limited partnership ("Egan"); and

            WHEREAS, MHP Storage and Market Hub Partners Finance, Inc., a Delaware corporation and a wholly owned subsidiary of MHP Storage ("Finance Corp." and, together with MHP Storage, the "Issuers"), together with the Moss Bluff GP, Moss Bluff, Egan GP and Egan, each a direct or indirect wholly owned subsidiary of MHP Storage (together, the "Subsidiary Guarantors"), intend to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-4, including a prospectus, with such amendment or amendments thereto, whether pre-effective or post-effective, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the "Registration Statement") in connection with the registration by the Issuers and the Subsidiary Guarantors of, respectively, (i) 8 1/4% Senior Notes due 2008 (the "Exchange Notes"), which are to be exchanged for certain outstanding 8 1/4% Senior Notes due 2008 (the "Old Notes") pursuant to an exchange offer, and (ii) certain subsidiary guarantees with respect thereto.

            NOW, THEREFORE, the undersigned, in her capacity as a director or officer or both, as the case may be, of MHP Storage GP, Finance Corp., Moss Bluff GP and Egan GP does hereby appoint David W. Hooker and Anthony J. Clark, and each of them severally, as her true and lawful attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in her name, place and stead in her capacity as a director, officer or both, as the case may be, of MHP Storage GP, Finance Corp., Moss Bluff GP and Egan GP, said Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto. Said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.


                                    1 of 2

            IN WITNESS WHEREOF, the undersigned has executed this instrument on this 24th day of April, 1998.

                                 /s/EILEEN A. MORAN
                                 Eileen A. Moran
                                 Director


                                    2 of 2

                               POWER OF ATTORNEY

            WHEREAS, Market Hub Partners Storage, L.L.C., a Delaware limited liability company ("MHP Storage GP"), is the general partner of Market Hub Partners Storage, L.P., a Delaware limited partnership ("MHP Storage"); and

            WHEREAS, Moss Bluff Hub Partners, L.L.C., a Delaware limited liability company ("Moss Bluff GP"), is the general partner of Moss Bluff Hub Partners, L.P., a Delaware limited partnership ("Moss Bluff"); and Egan Hub Partners, L.L.C., a Delaware limited liability company ("Egan GP"), is the general partner of Egan Hub Partners, L.P., a Delaware limited partnership ("Egan"); and

            WHEREAS, MHP Storage and Market Hub Partners Finance, Inc., a Delaware corporation and a wholly owned subsidiary of MHP Storage ("Finance Corp." and, together with MHP Storage, the "Issuers"), together with the Moss Bluff GP, Moss Bluff, Egan GP and Egan, each a direct or indirect wholly owned subsidiary of MHP Storage (together, the "Subsidiary Guarantors"), intend to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-4, including a prospectus, with such amendment or amendments thereto, whether pre-effective or post-effective, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the "Registration Statement") in connection with the registration by the Issuers and the Subsidiary Guarantors of, respectively, (i) 8 1/4% Senior Notes due 2008 (the "Exchange Notes"), which are to be exchanged for certain outstanding 8 1/4% Senior Notes due 2008 (the "Old Notes") pursuant to an exchange offer, and (ii) certain subsidiary guarantees with respect thereto.

            NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of MHP Storage GP, Finance Corp., Moss Bluff GP and Egan GP does hereby appoint David W. Hooker and Anthony J. Clark, and each of them severally, as his true and lawful attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director, officer or both, as the case may be, of MHP Storage GP, Finance Corp., Moss Bluff GP and Egan GP, said Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto. Said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

                                    1 of 2

            IN WITNESS WHEREOF, the undersigned has executed this instrument on this 24th day of April, 1998.

                                /s/JAMES W. TOMASIAK
                                James W. Tomasiak
                                Director


                                    2 of 2

                               POWER OF ATTORNEY

            WHEREAS, Market Hub Partners Storage, L.L.C., a Delaware limited liability company ("MHP Storage GP"), is the general partner of Market Hub Partners Storage, L.P., a Delaware limited partnership ("MHP Storage"); and

            WHEREAS, Moss Bluff Hub Partners, L.L.C., a Delaware limited liability company ("Moss Bluff GP"), is the general partner of Moss Bluff Hub Partners, L.P., a Delaware limited partnership ("Moss Bluff"); and Egan Hub Partners, L.L.C., a Delaware limited liability company ("Egan GP"), is the general partner of Egan Hub Partners, L.P., a Delaware limited partnership ("Egan"); and

            WHEREAS, MHP Storage and Market Hub Partners Finance, Inc., a Delaware corporation and a wholly owned subsidiary of MHP Storage ("Finance Corp." and, together with MHP Storage, the "Issuers"), together with the Moss Bluff GP, Moss Bluff, Egan GP and Egan, each a direct or indirect wholly owned subsidiary of MHP Storage (together, the "Subsidiary Guarantors"), intend to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-4, including a prospectus, with such amendment or amendments thereto, whether pre-effective or post-effective, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the "Registration Statement") in connection with the registration by the Issuers and the Subsidiary Guarantors of, respectively, (i) 8 1/4% Senior Notes due 2008 (the "Exchange Notes"), which are to be exchanged for certain outstanding 8 1/4% Senior Notes due 2008 (the "Old Notes") pursuant to an exchange offer, and (ii) certain subsidiary guarantees with respect thereto.

            NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of MHP Storage GP, Finance Corp., Moss Bluff GP and Egan GP does hereby appoint David W. Hooker and Anthony J. Clark, and each of them severally, as his true and lawful attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director, officer or both, as the case may be, of MHP Storage GP, Finance Corp., Moss Bluff GP and Egan GP, said Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto. Said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

                                    1 of 2

            IN WITNESS WHEREOF, the undersigned has executed this instrument on this 24th day of April, 1998.

                                /s/JEFFREY W. YUNDT
                                Jeffrey W. Yundt
                                Director


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